AMENDMENT
                           to the Employment Agreement
                              entered into benveen
         Robert Curtis Slizer. Sr. and Advanced Garning Technology. Inc,
                       dated Me 15th day offebritary J 994

  This serves to confirm that the Employment Agreement dated 16 February, 1994, between Robert Curtis Silzer, Jr- and Advanced Gaming Technology, Inc., is hereby amended as follows -and this amendment forms part of the Employment Agreement.

1 . Address of the Employee is hereby amended to-, 20640 - 69A Avenue, Langlay, B.C. V1 M 2N3

2. Clause 1 (Employment Duties), the title of the Employee Is changed from Vice President of Operations to Executive Vice President effectIve as of September 1, 1997.

3. Clause 2 (Term), the term of employment is hereby extended by one (1) year to a total of six (6) years, expiring on the 14th day of February, 2000.

4- Clause 3 (Compensation, Base Salary), commencing September 1, 1997, base salary is hereby increased from US $90.1300.00 to US $125,000.00 and, In addition, shall be entitled to the following expenses:

          (a) US S00.00 car allowance per month effective September 1, 1997 up to August 31, 1998'. and US $600.00 per month effective September 1, 1998.

5.   Clause 3.6 (Pooling), this clause is removed in its entirety.

6. Clause 5.0 (Non-Competition), the Employee shall be subjected to one (1) year of non competition provisions provided for in Clause 5.0, i.e. the first line of this Clause 6.0 shall now read:

          "During the Term and for a period of one year thereafter

7. AGT will pay 100% of all medical/dental expenses fbr the Employee and his family according to the terms and conditions set forth in the Company's Group Benefit Plan, for the remaining Term of the Agreement.

N07VIlTH STAND ING anything to the contrary, it is hereby agreed that:


(i) the Employee shall be located in Greater Vancouver, BC Canada during the term of his employment; and

(ii) should the Employee be dismissed Without cause, the Employee shall be eititled to the (a) lessor ol one year's salary, or salary of the balance of the remaining Term, an~ issued one million (1.000,000) common shares of the Company. such shares will be subjeCt to any stock split or share consolidation that may take place during the Term.

          ALL OTHER TERMS AND CONDITIONS OF THE EMPLOYMENT AGREEMENT DATED FEBRUARY IS, 1994 REMAIN UNCHANGED AND REMAIN IN FULL FORCE AND EFFECT.

DATED this 17th day of February, 1998.

                                               ADVANCED GAMING TECHNOLOGY. INC

                                    AMENDMENT
                          ~'Aj the EmploymentAgreement
                             zt len wed into between
               RobeH cutlis Sd ndAdvanced Gaming TechnologV, Inc.
                       datgd Me 15th day qfFebruary 1994.

This serves to confirm that the Employment Agreement dated 15 February, 1994 between Robert Curtis Silzer, Jr. and Advanced Gaming Technology. Inc., is hereby amended as follows and this amendment forms part of the Employment Agreement.

1.   Address of the Employee is hereby amended to:

          20640 - 89A Avenue
          Langley, B.C.
          VIM 2N3

2. Clause i (Employment Duties), the title of the Employee is changed from Vice President 6f Operations to Executive Vice President effective as of September 1, 1997.

3. Clause 3 (CompensaVon, Base Salmy), commencing September 1, 1097, base salary Is hereby Increased from US S90,000.00 to US W5,000.00 and in addition shall be entitled to the following expenses:

     (a) US $500.00 car allowance per month effective September 1, 1997 up to August 31, 19981 and US $600.00 per month effective September 1, 1998.

4.   Clause 3.6 (Pooling), this clause is removed in its entirety.

          ALL OTHER TERMS AND CONDITIONS OF THE EMKOYMENT AGREEMENT DATED FEBRUARY 15, 1994 REMAIN UNCHANGED AND REMAIN IN FULL FORCE AND EFFECT.

                    EMPLOYEE                    ADVANCED GAMING TECHNOLOGY, INC.



         Robert Curtis Silzer, Jr.                     Auth2~~i&14wjzmt~

Witness

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